Operator Opening: Good day, and welcome to the ProPetro Holding Corp. Second Quarter 2025 Conference Call. Please note, this event is being recorded. I would now like to turn the call over to Matt Augustine, ProPetro’s Vice President of Finance and Investor Relations. Please go ahead. Matt Augustine - Vice President, Finance and Investor Relations: Thank you, and good morning. We appreciate your participation in today’s call. With me are Chief Executive Officer, Sam Sledge; President & Chief Operating Officer, Adam Munoz, Chief Accounting Officer and Principal Financial Officer, Celina Davila; and our new Chief Financial Officer, Caleb Weatherl. Caleb will introduce himself later in the call, but given he’s new to the Company and wasn’t with us for the second quarter, he will not be participating in the question- and-answer session today. This morning, we released our earnings results for the second quarter of 2025. Please note that any comments we make on today’s call regarding projections or our expectations for future events are forward-looking statements covered by the Private Securities Litigation Reform Act. Forward-looking statements are subject to several risks and uncertainties, many of which are beyond our control. These risks and uncertainties can cause actual results to differ materially from our current expectations. We advise listeners to review our earnings release and risk factors discussed in our filings with the SEC. Also, during today’s call we will reference certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in our earnings release. Finally, after our prepared remarks, we will hold a question-and-answer session. With that, I would like to turn the call over to Sam. Sam Sledge - Chief Executive Officer: Thanks, Matt. Good morning, everyone. Thanks for joining us today. Before I discuss our results this quarter, I’d like to take a moment and introduce you all to Caleb Weatherl, our new Chief Financial Officer. We are excited to have him onboard, as his wealth of experience in the energy and financial sectors is a perfect match for us here at ProPetro. We are confident he will be instrumental in helping us drive long-term shareholder value, and I look forward to having him as a part of the team. Caleb, do you want to say a few words? Caleb Weatherl - Chief Financial Officer: Thanks, Sam, for the warm welcome. I am truly thrilled to join the incredible team at ProPetro. Having grown up and built my career in Midland, I’ve long admired ProPetro’s reputation for excellence and its deep roots in the community. It’s an honor to join such a respected, first- class organization. While I just joined the Company a few weeks ago, I’ve hit the ground Second Quarter 2025 Earnings Call Scripted Remarks July 30, 2025, 8:00 am CT 1 EXHIBIT 99.3

running and am enjoying working closely with Sam and the rest of the leadership team. With a clear focus on capital discipline and efficiency, I’m excited to help advance ProPetro’s next chapter of success as we build on its strong financial and operational foundation. I want to assure you that the Company’s disciplined approach to capital allocation, and commitment to maintaining a strong balance sheet while investing for growth, will not change. I’m looking forward to getting to know you all better in the coming quarters, and with that, I’ll turn it back to Sam. Sam Sledge - Chief Executive Officer: Thanks, Caleb. Now, I’d like to share some thoughts on the environment we’re operating in and provide an overview of our performance in the second quarter. Despite recent macroeconomic uncertainty, ProPetro delivered a resilient quarter both operationally and financially. Our strategy is proving effective, driven by our emphasis on capital-light assets and disciplined investments, as well as the continued implementation of our industrialized business model. Our legacy completions business continues to generate sustainable free cash flow, supported by ongoing cost optimization and targeted capital programs. These efforts are fueling our growth trajectory, including new initiatives like PROPWR℠, which I’ll discuss further in a moment. With regard to the current operating environment, both the broader energy markets and, more specifically, the completions market in the Permian Basin, continue to face challenges. We believe Permian frac fleet counts are likely approaching 70, compared to approximately 90 to 100 fleets operating at the start of this year. Increased market uncertainty – driven by tariffs and rising OPEC+ production – has resulted in more idle capacity than anticipated. Furthermore, price discipline has weakened at the lower end of the market, particularly among subscale frac providers. While we’ve had opportunities to keep virtually all of our fleets active, we have proactively chosen to idle certain fleets, rather than run our fleets at sub-economic levels, preserving them for more favorable market conditions in the future. That said, we are prepared to navigate this market by controlling what we can control – our everyday behaviors inside of ProPetro. Our strategic investments, including past M&A activity, PROPWR growth and the FORCE® electric fleet transition, have strengthened the Company’s foundation, so that we can withstand market turbulence. ProPetro is a strong business, led and operated by an experienced team, with low debt, and first-class customers in one of the world's leading regions for hydrocarbon production, the Permian Basin. Regardless of market conditions, we are confident that these strengths – and our resilient, capital light, cash flow generative business model – will enable us to continue delivering shareholder value. Market cycles like this create opportunity, as changes in the environment can offer up new ways for companies like ProPetro to profitably grow and better serve our clients, allowing us to emerge on the other side of the cycle healthier than before and well positioned to operate in a market that has improved with respect to both supply and demand. In contrast, many smaller Second Quarter 2025 Earnings Call Scripted Remarks July 30, 2025, 8:00 am CT 2 EXHIBIT 99.3

peers – often the less disciplined competitors in the market and those who have not invested in next-generation technology – may struggle to withstand a downturn for as long, given their limited ability to earn returns on their deployed assets. With that, I want to discuss our capital light investments. I’m pleased to report that demand for our next generation services, particularly our FORCE® electric fleet, remains very strong. Approximately 75% of our fleet is next generation, between the Tier IV DGB dual-fuel and FORCE® electric fleets. Moreover, as we reported last quarter, over 50% of ProPetro's active hydraulic horsepower is now under long-term contracts. This is inclusive of two Tier IV DGB dual-fuel and four FORCE® electric fleets. Notably, one of the FORCE® fleets is a very large simul-frac fleet utilizing equipment equivalent to two standard zipper fleets. As a result, we currently have five fleets’ worth of FORCE® equipment supporting four deployed fleets. Importantly, we plan to continue – and potentially accelerate – the transition from our Tier II Diesel equipment to our FORCE® electric equipment, given its high demand, successful contracts, and commercial leverage, which we expect to offer lower risk for future earnings. On the PROPWR side, we currently have approximately 220 megawatts on order, with deliveries that began recently and are expected to be completed by mid-year 2026. We were especially proud to announce our inaugural contract during the quarter, which was executed in collaboration with a Permian-focused E&P operator and commits 80 megawatts of power generation capacity to deliver turnkey power to a distributed microgrid installation. Asset deployment is scheduled to begin in the third quarter of this year and continue through 2026. This 10-year midstream-like agreement marks a major milestone for PROPWR and serves as a future blueprint and a testament to our commitment to innovation and long-term growth. Furthermore, over the coming weeks and months, we anticipate announcing multiple long-term contracts with oil and gas customers to meet their in-field power requirements. Based on our ongoing discussions, we are confident that we will secure long-term agreements for all 220 megawatts of currently ordered equipment by the end of 2025. Additionally, we are actively engaging with our power generation suppliers regarding our next equipment orders. While these developments are exciting, we believe this is still just the beginning for the business. We will continue to align our actions with PROPWR's mission to "Rethink The Grid," unlocking more exciting opportunities to serve our existing and prospective clients both in oil and gas, and other industries, to create long-term value for ProPetro shareholders. Turning to capital allocation, which is more important than ever in an environment like this. Our dynamic capital allocation strategy allows us to continue to grow PROPWR and our FORCE® electric fleets, while also pursuing disciplined M&A and focusing on shareholder returns. We have been taking – and will continue to take – a balanced approach to executing this strategy to maximize value. In fact, our financial improvements and the value we have created over the past two years are a direct result of this approach. Second Quarter 2025 Earnings Call Scripted Remarks July 30, 2025, 8:00 am CT 3 EXHIBIT 99.3

Celina will share more details about our financial results in a moment, but I wanted to highlight that, in the second quarter, we generated resilient free cash flow in our completions business. Utilization across all segments was down, due to larger macro impacts, including lower commodity prices, heightened uncertainty and weather downtime. However, our pricing remained largely stable, and our operational excellence and cost controls remained strong, particularly as it relates to maintenance capital expenses. Looking ahead, our visibility into our activity outlook remains somewhat limited. As I touched on earlier, the impact of tariffs and OPEC+ production increases have caused ongoing uncertainty in the back half of this year, and we expect that to persist into 2026, even with the recent stability of oil prices. Accordingly, in the third quarter, we expect to see a reduction in activity, particularly with our more conventional equipment, and we anticipate normal seasonal patterns in the fourth quarter. As a result, we expect to operate an average of 10 to 11 fleets in the third quarter, with the possibility of running fewer fleets in the fourth quarter. That said, as we navigate a fluid and uncertain environment, ProPetro remains in a solid position supported by our strong balance sheet, first-class customers, refreshed next generation asset base, growth through PROPWR, sustainable cash generation and long-term contractual stability. Most importantly, these results and strengths are made possible by and due to our outstanding team. On that note, Celina, I’ll turn it over to you. Celina Davila - Chief Accounting Officer: Thanks, Sam, and good morning, all. In terms of the numbers, ProPetro generated total revenue of $326 million, a decrease of 9%, as compared to the prior quarter. Net loss totaled $7 million, or $0.07 loss per diluted share, compared to net income of $10 million, or $0.09 income per diluted share, for the first quarter of 2025. Adjusted EBITDA totaled $50 million, was 15% of revenue and decreased 32% compared to the prior quarter. This includes the lease expense related to our electric fleets of $14 million. Importantly, one attributable factor for lower financial performance this quarter was and is our strategic decision to maintain our idle fleets in optimal working condition. This ensures preparation for rapid deployment, once market conditions improve, and that we are best positioned to capitalize on future opportunities, as they arise. Net cash provided by operating activities and net cash used in investing activities as shown on the statement of cash flows, were $54 million and $36 million, respectively. Free cash flow for our completions business was $26 million. As Sam mentioned, our legacy completions business continues to generate sustainable free cash flow. Even in today’s challenging market environment, we are operating with the consistency and reliability of a mature, industrialized enterprise. Second Quarter 2025 Earnings Call Scripted Remarks July 30, 2025, 8:00 am CT 4 EXHIBIT 99.3

Capital expenditures paid were $37 million and capital expenditures incurred were $73 million, including $30 million primarily supporting maintenance in our completions business and $43 million supporting our PROPWR orders. The difference between incurred and paid capital expenditures is primarily comprised of PROPWR-related capital expenditures that have been financed and paid directly by our financing partner and unpaid capital expenditures included in accounts payable and accrued liabilities. In terms of capex incurred guidance, we will continue to evaluate the market and scale capex with activity realizations, but as we sit here today, given what Sam shared around our activity outlook, we now anticipate our 2025 capex for our completions business to be between $100 million and $140 million. We do still expect to spend approximately $170 million for our PROPWR business, inclusive of financed capex, so our total range will be between $270 million and $310 million, down from $295 million to $345 million on last quarter’s call. Importantly, cash and liquidity remain strong, which is very important in today’s uncertain market. As of June 30, 2025, total cash was $75 million and total liquidity at the end of the second quarter of 2025 was $178 million including cash and $103 million of available capacity under the ABL Credit Facility. As for our share repurchase program, in May 2025, the Company extended its $200 million share repurchase program to December 2026. Since the program's inception in May 2023, the Company has repurchased 13 million shares, representing approximately 11% of outstanding common stock. In the second quarter of 2025, the Company did not repurchase any shares, as it prioritized the launch and scaling of the PROPWR business. In terms of approach, our capital allocation strategy continues to be – and will continue to be – centered on remaining flexible and dynamic, so we can pivot, as needed, between FORCE® electric fleet conversions, PROPWR growth, disciplined M&A investments and share repurchases, while also maintaining a strong balance sheet and commitment to capital discipline. With that, Sam, back over to you. Sam Sledge - Chief Executive Officer: Thank you, Celina. I am proud of how our company and team have navigated recent market volatility and positioned ProPetro to thrive in any environment. Our resilience is a direct result of several things, namely: • A legacy completions business that is profitable through various cycles and will continue to fuel our growth in PROPWR; Second Quarter 2025 Earnings Call Scripted Remarks July 30, 2025, 8:00 am CT 5 EXHIBIT 99.3

• Our investments, including FORCE® electric fleets, PROPWR and a thoughtful M&A approach, that together provide us with a rock-solid foundation to withstand market turbulence; and • Our core strengths of our strong balance sheet with low debt, first-class customers and first-class team – a team that is proactive and quick on its feet, for which I am immensely thankful. At the end of the day, we are well-prepared for what lies ahead and remain confident in both our strategy and the future of our Company. We have built significant momentum and a strong foundation, and I am certain we will continue to build on this progress. None of our achievements would be possible without the dedication and hard work of our ProPetro teammates. Your commitment to operating safely, efficiently, and responsibly inspires confidence in our ability to navigate this dynamic environment. Thank you for all that you do. With that, Operator, we will now open the call to questions. Closing Remarks by Sam Sledge - Chief Executive Officer: Thank you for joining us on today’s call. We hope you join us for our next quarterly earnings call. Have a great day. End of Call Forward-Looking Statements: Except for historical information contained herein, the statements and information in this discussion in the scripted remarks described above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” "confident", “plan,” “project,” “budget,” "design," “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” “continue,” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, industry trends and activity levels, our business strategy, projected financial results and future financial performance, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy, our share repurchase program, and the anticipated commercial prospects of PROPWR, including the demand for its services and the ability to secure long-term contracts and anticipated benefits of the new business line. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Second Quarter 2025 Earnings Call Scripted Remarks July 30, 2025, 8:00 am CT 6 EXHIBIT 99.3

Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, changes in the supply of and demand for power generation, the risks associated with the establishment of a new service line, including delays, lack of customer acceptance and cost overruns, the global macroeconomic uncertainty related to the conflict in the Middle East region, and the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, the risk of a global recession, U.S. and global trade policy, including the imposition of tariffs and retaliatory measures, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in these scripted remarks are made as of the date hereof. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Investor Contacts: Matt Augustine Vice President, Finance and Investor Relations matt.augustine@propetroservices.com 432-219-7620 Second Quarter 2025 Earnings Call Scripted Remarks July 30, 2025, 8:00 am CT 7 EXHIBIT 99.3